SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2001

                                 C Me Run Corp.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                        000-25359                650877745
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)       Identification No.)

                        ONE CABOT ROAD, HUDSON, MA 01749
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code................. 978-567-6809

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         (Former name or former address, if changed since last report.)

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Item 5. Other Events

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      c Me Run Corp. (formerly OTC BB: CMER) has suspended operations. It has terminated all of its employees at this time.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        c Me Run Corp.

                                        a Delaware Corporation


Date: May 23, 2001                      By: /s/ Cameron Chell
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                                            Cameron Chell, Interim Chief
                                            Executive Officer